SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: December 4, 1999


                              ACADIA GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   COLORADO
                (State or Other Jurisdiction of Incorporation)


            0-28976                                    010509781
   (Commission File Number)             (I.R.S. Employer Identification Number)


     415 Rodman Road, Auburn, Maine                      04210
(Address of Principal Executive Offices)              (Zip Code)


                                (207) 777-3423
                                (800) 479-3066
             (Registrant's Telephone Number, Including Area Code)


                     INFORMATION INCLUDED IN THIS REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On November 19, 1999, Acadia Group, Inc. (the "Company" and "Registrant"), formerly known as Acadia National Health Systems, Inc., entered into a Plan of Merger (the "Plan") whereby MedLecture.com, Inc., a Maine corporation (hereinafter referred to as "Disappearing Corporation" or "MED"), was merged into WorldLecture.com, Inc., a wholly-owned subsidiary of the Company (hereinafter referred to as "Surviving Corporation" or "WORLD"); and whereby the Company issued shares of its common stock, on a pro rata basis, to the shareholders of MED, equal in the number to the number of shares of common stock of the Company outstanding immediately prior to the Merger, plus un-issued shares designated for use under employment agreements, or other similar contractual agreements, whether verbal or written, or designated for issuance to the Company's employees, agents, or third parties.

The Plan contemplated a series of transactions which resulted in a change of control of the Company. The transactions included:

(i) the election of eight (8) members to the Company's Board of Directors for a three-year term, as more fully described in the Company's Restated and Amended Articles of Incorporation and Bylaws;

(ii) the Restatement and Amendment of Articles of Incorporation and Bylaws of the Company reflecting the Name Change from Acadia National Health Systems, Inc. to Acadia Group, Inc. and eradication of "Shark Repellant" provisions set forth at Article VII; and

(iii) the approval of the transfer of assets of Acadia National Health Systems, Inc., which are used or useful in the operation of its business management services business to a wholly-owned subsidiary; the approval of the name change of the subsidiary to Acadia National Health Systems, Inc.; and the authorization of the officers of the parent and subsidiary to execute any and all documents necessary or appropriate to accomplish the foregoing, including without limitation the execution of documents of assignment and collateral security documents.

In conjunction with completion of the transactions contemplated by the Plan, the current directors and officers of the Company joined the in-coming directors, and will appoint successors as designated by the Restated and Amended Articles of Incorporation.

The Plan was approved by the Company's Board of Directors and the Company's stockholders prior to closing thereunder.

The Company's business activities are now conducted through WORLD and an additional wholly-owned subsidiary to be named "Acadia National Health Systems, Inc". Although the Company has adopted the assumed name of "Acadia Group, Inc.", the Plan required the Company to take the steps necessary to restate and amend its Articles of Incorporation in order to formally change its corporate name to "Acadia Group, Inc."


                              BENEFICIAL OWNERSHIP


Name                     Position                      Shares        % Owned
-----------------------  ----------------------------  -----------   --------

Emile L. Clavet          Chairman of the Board         1,264,040     11.075%
79 Shepley Street
Auburn, ME  04210

Kevin B. Dean            Board of Director, Secretary  1,264,040     11.075%
98 Davis Avenue          Officer-Executive VP
Auburn, ME  04210        Business Development
                         and Treasurer

Douglas Farrago          Board of Director, Member     2,465,223     21.600%
94 Shepley Street        Officer-Executive VP
Auburn, ME  04210        Medical Informatics

Paul W. Chute            Beneficial Owner              1,081,340      9.474%
76 N. Withman School Rd.
Buckfield, ME  04220

John W. Holt, Jr.        Chief Executive Officer         190,000      1.664%
15 Birchwood Road        and President
Cape Elizabeth, ME 04107

John F. Raden            Executive Vice President        216,000      1.892%
RR1 Box 2309C            Mergers and Acquisitions
Kingfield, ME  04947

Judith M. Brown          Board of Director, Member        40,000      0.003%
1853 Mar West
Tiburon, CA  94920

John L. Crispin          Board of Director, Member        68,000      0.005%
3 Pond Ridge Road
Lewiston, ME  04240

Richard H. Hooper        Executive Vice President        177,000      1.550%
212 Hooper Ledge Road
South Paris, ME  04281

Margaret M. Heath        Secretary                       207,493      1.818%
357 Harris Hill Road
Poland, ME  04274

Jacquelyn J. Magno       Beneficial Owner                785,350      6.881%
124 Fairway Drive
Auburn, ME  04210


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 19, 1999, the Company approved the transfer of assets of Acadia National Health Systems, Inc., which are used or useful in the operation of its business management services business to a wholly-owned subsidiary; and approved the name change of the subsidiary to Acadia National Health Systems, Inc. Said wholly-owned subsidiary has now been funded with all of the assets of the medical billings, practice management and related business, and was incorporated to complete the merger outlined in the Plan, such transaction to be accomplished tax-free under the Internal Revenue Code of 1986, as amended.


ITEMS 3 THROUGH 4, 6 AND 8 THROUGH 9 NOT APPLICABLE.


ITEM 5.  OTHER EVENTS.

Reference is made to press releases issued to the public by the Registrant on November 19 and 22, the text of which is attached hereto as Exhibit 99.1 and 99.2, respectively, for a description of the events reported pursuant to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
     ---------------------

As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than 60 days after December 6, 1999.

(b)  Pro Forma Financial Information.
     --------------------------------

As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than 60 days after December 6, 1999.

(c)  Exhibits
     --------

     99.1 Text of press release dated November 19, 1999

     99.2 Text of press release dated November 22, 1999


     See Index to Exhibits


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACADIA NATIONAL HEALTH SYSTEMS, INC.


                                   Mark T. Thatcher


DATE: December 4, 1999             By:   /s/ Mark T. Thatcher
                                   Name: Mark T. Thatcher
                                   Title: Filing Agent


                                 INDEX TO EXHIBITS


Exhibit Description:

1.1--Restated Articles of Incorporation of Acadia Group, Inc. as of November
     19, 1999;

1.2--Amended Bylaws of Acadia Group, Inc. as of November 19, 1999;

2.1--Agreement of Merger dated November 19, 1999;

2.2--Articles of Merger dated November 19, 1999;

5.1--Opinion on Legality of Securities Being Issued to shareholders of MedLecture.com;

10.2-Opinion of Counsel with respect to issuance of 5,363,987 shares of common stock of Acadia National Health Systems, Inc. to the shareholders of MedLecture.com;

99.1-Text of press release dated November 19, 1999.

99.2-Text of press release dated November 22, 1999.

99.3-Private Securities Litigation Reform Act of 1995
     Safe Harbor Compliance Statement for Forward-Looking Statements